UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):               October 3, 2005

MUELLER GROUP, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117473	37-138-7813
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

500 West Eldorado Street Decatur, IL 62522-1808
(Address of Principal Executive Offices)

(217) 423-4471

(Registrant’s telephone number, including area code)

Mueller Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 3, 2005, Walter Industries, Inc. announced it had completed the acquisition of Mueller Water Products, LLC (formerly, Mueller Water Products, Inc.), which is the parent of Mueller Group, LLC (the “Company”).   A copy of the Walter Industries, Inc. press release is attached to the current report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2005 by Walter Industries, Inc.

Also, on October 3, 2005, the Company was converted from a corporation to a limited liability company under Delaware law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005	MUELLER GROUP, LLC

	By:	/s/ THOMAS E. FISH
Thomas E. Fish
Interim Chief Financial Officer